SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 August 2, 2004

                       Speaking Roses International, Inc.

             (Exact name of registrant as specified in its charter)


        Utah                       0-22515                     20-0612376
 ---------------------     -------------------------       -------------------
   (State or other          (Commission File Number)        (I.R.S. Employer
   jurisdiction of                                          Identification No.)
   incorporation)


                               545 West 500 South
                              Bountiful, Utah 84010
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (801) 677-7673
               --------------------------------------------------
               Registrant's telephone number, including area code



                                       N/A
                                   -----------
           Former Name or Former Address, if Changed Since Last Report




 ITEM 5. Other Events and Regulation FD Disclosure

On August 2, 2004, Speaking Roses International, Inc. issued a press release relating to their partnership with Elvis Presley Enterprises. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits

a) Exhibits

The following exhibit is furnished with this report.

--------------------------- ---------------------------------------------------
Exhibit Number              Description
--------------------------- ---------------------------------------------------
99.1                        Press Release dated August 2, 2004, "Speaking Roses
                            Partners with Elvis Presley Enterprises to Offer
                            First Elvis-Embossed Roses"
--------------------------- ---------------------------------------------------


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2004


                    Speaking Roses International, Inc.
                    By:  /s/ Blaine Harris
                        ------------------------------------
                         Blaine Harris,
                         Chief Executive Officer



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                                  EXHIBIT INDEX

--------------------------- ---------------------------------------------------
Exhibit Number              Description
--------------------------- ---------------------------------------------------
99.1                        Press Release dated August 2, 2004, "Speaking Roses
                            Partners with Elvis Presley Enterprises to Offer
                            First Elvis-Embossed Roses"
--------------------------- ---------------------------------------------------


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